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                                                                   EXHIBIT 10.13

                              AMENDED AND RESTATED
                         CORPORATE GOVERNANCE AGREEMENT

          THIS AMENDED AND RESTATED CORPORATE GOVERNANCE AGREEMENT is made as of September 5, 2002, among MDCP Acquisitions plc, a public limited company incorporated under the laws of Ireland (the "COMPANY"), each of the MDCP Co-Investors, Dr. Michael W.J. Smurfit ("MWJS"), Gary McGann ("GMCG"), Anthony Smurfit ("APJS"), Ian Curley ("IJC"), and each of the Persons listed on the SCHEDULE OF OTHER INVESTORS attached hereto (each, an "OTHER INVESTOR" and collectively, the "OTHER INVESTORS"). MWJS, GMcG, APJS and IJC are collectively referred to herein as the "MANAGEMENT INVESTORS" and individually as a "MANAGEMENT INVESTOR". The Other Investors and the Management Investors are collectively referred to herein as "MINORITY INVESTORS" and in the singular as a "MINORITY INVESTOR." The MDCP Co-Investors and the Minority Investors are collectively referred to herein as the "INVESTORS" and in the singular as an "INVESTOR". Except as otherwise indicated herein, capitalized terms used herein are defined in Section 3 hereof.

          WHEREAS, MDCP Acquisitions I is making the Take-Over Offer; and

          WHEREAS, the Investors propose to enter into this Agreement in order to establish certain governance provisions relating to the Company and its Subsidiaries; and

          WHEREAS, this Agreement amends and restates in its entirety that certain Corporate Governance Agreement, dated as of July 4, 2002, by and among the Company and certain of the Investors (the "EXISTING AGREEMENT").

          NOW, THEREFORE, the parties hereto agree as follows:

     Section 1. VOTING. From and after the date that the Take-Over Offer has become or been declared unconditional in all respects (the "EFFECTIVE DATE") and until the provisions of this Section 1 cease to be effective, each Investor shall vote all of his Ordinary Shares and any other voting securities of the Company over which such Investor has voting control and shall take all other reasonably necessary or desirable actions within his control in his capacity as a stockholder of the Company only (including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all reasonably necessary or desirable actions within its control (including, without limitation, calling special board and stockholder meetings), so that:

     1A. AUTHORIZED NUMBER. The authorized number of directors on the Company's Board of Directors (the "BOARD") shall initially be established at nine (9) directors;

     1B. BOARD COMPOSITION. The following individuals shall be elected to the
Board:

          (i) four representatives designated by MDCP IV Global Investments LP (the "MDCP IV GLOBAL DIRECTORS");

          (ii) MWJS;

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          (iii) GMcG;

          (iv) APJS;

          (v) IJC; and

          (vi) one representative designated by MDCP III Global Investments LP (the "MDCP III GLOBAL DIRECTOR").

     1C. SUBSIDIARY BOARDS. At the election of the MDCP Co-Investor Majority exercised at any time, the composition of the board of directors of all or any of the of the Company's Subsidiaries (a "SUBSIDIARY BOARD") shall be the same as, or as close to proportionately equivalent as possible to, that of the Board; PROVIDED that, without limiting the generality of the foregoing, but subject to any limitations under applicable law, at the request of any Management Investor, such Management Investor shall be appointed to the board of directors of JSG or any principal operating company of the Company.

     1D. COMMITTEES. Any committees of the Board or a Subsidiary Board shall be created only upon the approval of a majority of the members of the Board; provided that any committee that is responsible for administration of the Management Equity Plan shall ensure not make any determinations with respect thereto prior to consulting with GMcG, and if GMcG no longer serves on the Board, the Company's chief executive officer.

     1E. REMOVAL.

          (i) Until the rights of MDCP IV Global Investments LP to elect a director pursuant to this Section 1 are terminated or unless a representative becomes ineligible to serve as a director as a matter of law, the removal from the Board or a Subsidiary Board (with or without cause) of any MDCP IV Global Director shall be at the written request of MDCP IV Global Investments LP, but only upon such written request and under no other circumstances. Until the rights of MDCP IV Global Investments LP to elect a director pursuant to this
Section 1 are terminated or unless a representative becomes ineligible to serve as a director as a matter of law, in the event that any MDCP IV Global Director ceases to serve as a member of the Board, a Subsidiary Board or any committee during his term of office, the resulting vacancy on the Board, the Subsidiary Board or such committee shall be filled by a representative designated by MDCP IV Global Investments LP as provided hereunder.

          (ii) MWJS shall resign, or be removed as a member of the Board, any Subsidiary Board and any committees by a vote of a majority of Ordinary Shares then held by the Investors, as of any date after November 1, 2002 that he no longer is employed as the chairman of the Company and its subsidiaries or JSG and its subsidiaries (with it being understood that in the event that MWJS does not resign, each Investor shall take any and all actions necessary to effectuate such removal);

          (iii) GMcG shall resign, or be removed as a member of the Board, any Subsidiary Board and any committees by a vote of a majority of Ordinary Shares then held by the Investors, as of any date after November 1, 2002 that he no longer is employed as the chief executive officer of the Company and its subsidiaries or JSG and its subsidiaries (with it being

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understood that in the event that GMcG does not resign, each Investor shall take any and all actions necessary to effectuate such removal);

          (iv) APJS shall resign, or be removed as a member of the Board, any Subsidiary Board and any committees by a vote of a majority of Ordinary Shares then held by the Investors, as of any date after November 1, 2002 that he no longer is employed as the chief operations officer of the Company and its subsidiaries or chief operations officer of JSG and its subsidiaries (with it being understood that in the event that APJS does not resign, each Investor shall take any and all actions necessary to effectuate such removal); and

          (v) IJC shall resign, or be removed as a member of the Board, any Subsidiary Board and any committees by a vote of a majority of Ordinary Shares then held by the Investors, as of any date after November 1, 2002 that he no longer is employed as the chief financial officer of the Company and its subsidiaries or chief financial officer of JSG and its subsidiaries (with it being understood that in the event that IJC does not resign, each Investor shall take any and all actions necessary to effectuate such removal).

          (vi) Until the rights of MDCP III Global Investments LP to elect a director pursuant to this Section 1 are terminated or unless a representative becomes ineligible to serve as a director as a matter of law, the removal from the Board or a Subsidiary Board (with or without cause) of the MDCP III Global Director shall be at the written request of MDCP III Global Investments LP, but only upon such written request and under no other circumstances. Until the rights of MDCP III Global Investments LP to elect a director pursuant to this
Section 1 are terminated or unless a representative becomes ineligible to serve as a director as a matter of law, in the event that the MDCP III Global Director ceases to serve as a member of the Board, a Subsidiary Board or any committee during his term of office, the resulting vacancy on the Board, the Subsidiary Board or such committee shall be filled by a representative designated by MDCP III Global Investments LP as provided hereunder.

     1F. BOARD MEETINGS; EXPENSES. The Company shall hold not less than four meetings per year of the Board and any Subsidiary Board in which the Management Investors have exercised rights pursuant to paragraph 1C hereof. Unless otherwise determined by the Board, three such board meetings per annum shall take place in Dublin, Ireland and one such board meeting per annum shall take place in Chicago, Illinois; PROVIDED that the Company shall use reasonable efforts to coordinate the date of any Company board meeting to occur in Chicago around the date that there is a board meeting for Smurfit-Stone Container Corporation in order to maximize cost savings. The Company shall pay the reasonable out-of-pocket expenses incurred by each director in connection with attending the meetings of the Board, any Subsidiary Board and any committee thereof. To the extent practicable, the Company shall distribute any agendas, reports or other materials to be reviewed or covered at any meeting of the Board prior to the meeting of the Board.

     1G. REPLACEMENT OF MWJS, GMCG, APJS AND IJC. Subject to the rights of any such Person to appoint a Purchased Equity Director pursuant to paragraph 1I, in the event that any of MWJS, GMcG, APJS or IJC is removed or resigns from the Board, any Subsidiary Board or any committee thereof, MDCP IV Global Investments LP shall be entitled to appoint any replacement director. Unless otherwise agreed to in writing by MDCP IV Global Investments LP, any such director appointed by MDCP IV Global Investments

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LP pursuant to this paragraph 1G shall be deemed an additional MDCP IV Global
Director for purposes of this Agreement.

          1H. INCREASE IN SIZE OF THE BOARD. At the election of MDCP IV Global Investments LP, the authorized number of directors on the Board may be increased to no more than thirteen directors. In the event that the size of the Board is increased in accordance with this paragraph 1H, MDCP IV Global Investments LP shall be entitled to appoint any individuals to serve as directors as a result of the increase in the size of the Board. Unless otherwise agreed to in writing by MDCP IV Global Investments LP, any such director appointed by MDCP IV Global Investments LP pursuant to this paragraph 1H shall be deemed an additional MDCP IV Global Director for purposes of this Agreement.

          1I. PURCHASED EQUITY DIRECTOR. Each Purchased Equity Holder who, together with his Affiliates and/or Family Group, owns (i) prior to a Listing, Ordinary Shares, as of any date of determination, with an aggregate investment cost (i.e., subscription price or purchase price paid for Ordinary Shares plus any other amounts contributed to or invested in the Company not specifically for the acquisition of Ordinary Shares or loans made to the Company) of not less than E50,000,000 or (ii) on and after a Listing, (x) a number of Ordinary Shares, which when multiplied by the per share listing price on the securities market on which the Ordinary Shares are listed, has an aggregate value equal to not less than E50,000,000 or (y) Ordinary Shares with an aggregate investment cost (i.e., subscription price or purchase price paid for Ordinary Shares plus any other amounts contributed to or invested in the Company not specifically for the acquisition of Ordinary Shares or loans made to the Company) of not less than 50% of the aggregate investment cost (i.e., subscription price or purchase price paid for Ordinary Shares plus any other amounts contributed to or invested in the Company not specifically for the acquisition of Ordinary Shares or loans made to the Company) of the Ordinary Shares held by such Purchased Equity Holder and his or its Affiliates and Family Group as of the Settlement Date, then such Purchased Equity Holder or (if such holder is an individual), upon such holder's death, a descendant of such Purchased Equity Holder (any such Person, an "ELIGIBLE PURCHASED EQUITY HOLDER") shall have the right to appoint one member of the Board (a "PURCHASED EQUITY DIRECTOR"). The condition specified in clauses
(i) and (ii) of this paragraph 1I are referred to herein as the "MINIMUM INVESTMENT CONDITION." Until such date as the applicable Minimum Investment Condition has no longer been satisfied or unless a Purchased Equity Director becomes ineligible to serve as a director as a matter of law, the removal from the Board, a Subsidiary Board or any committee (with or without cause) of any Purchased Equity Director shall be at the written request of the appointing Eligible Purchased Equity Holder, but only upon such written request and under no other circumstances; PROVIDED that in the event that a Purchased Equity Director (without the consent of the Board) becomes an employee of, serves as a director of, or otherwise provides services for, any Person (other than Smurfit-Stone Container Corp. and its Subsidiaries) that competes with a material business of the Group Companies, such Purchased Equity Director shall be removed upon the written request of MDCP IV Global Investments LP. Until the rights of any Eligible Purchased Equity Holder to elect a director pursuant to this paragraph 1I are terminated or unless a Purchased Equity Director becomes ineligible to serve as a director as a matter of law, in the event that any Purchased Equity Director ceases to serve as a member of the Board, a Subsidiary Board or any committee during his term of office, the resulting vacancy on the Board, the Subsidiary Board or such committee shall be filled by a representative designated by the Eligible Purchased Equity Holder originally

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appointing such Purchased Equity Director as provided hereunder. As of and after the date that any Eligible Purchased Equity Holder ceases to satisfy the applicable Minimum Investment Condition or the Purchased Equity Director has become ineligible to serve as a director as a matter of law, at the election of MDCP IV Global Investments LP, the Purchased Equity Director shall resign or be removed from the Board, and the Investors shall take all actions to remove such Purchased Equity Director. In the event that the Purchased Equity Director resigns or is removed as a result of an Eligible Purchased Equity Holder's failure to satisfy the Minimum Investment Condition, MDCP IV Global Investments LP shall be entitled to appoint any individuals to serve as directors as a result of the resignation or removal of the Purchased Equity Director. Unless otherwise agreed to in writing by MDCP IV Global Investments LP, any such director appointed by MDCP IV Global Investments LP pursuant to this paragraph
1I shall be deemed an additional MDCP IV Global Director for purposes of this Agreement. Notwithstanding anything else to the contrary in this paragraph 1I,
(A) in no event shall any Purchased Equity Holder have any rights pursuant to clause (ii) of this paragraph 1I unless such Purchased Equity Holder at some point prior to a Listing satisfied the condition specified in clause (i) hereof,
(B) Purchased Equity Holders, in the aggregate and subject to the conditions set forth in this paragraph 1I, shall not be able to appoint more than one Purchased Equity Director to serve on the Board at any one time, and (C) in no event shall any Purchased Equity Holder have any right to appoint a Purchased Equity
Director at a time when such Person is a member of the Board, has nominated a member of the Board, and has the right by contract (other than this paragraph
1I), operation of law or sufficient voting power through ownership of Ordinary Shares to elect, appoint or nominate a member of the Board.

     1J. PROCESS. Any appointment or removal of a director shall be effected by delivery to the Company's registered office of written notice signed by the Investor or Investors making such appointment or removal and shall take effect upon such delivery or, if later, any effective date stated in the notice.

     Section 2. CERTAIN GOVERNANCE RIGHTS.

     2A. AFFILIATE TRANSACTIONS. The Company shall not, without the prior consent of its Board (including, as long as any such Person serves on the Board, at least one Management Investor or if no Management Investor serves on the Board, the Purchased Equity Director as long as such individual serves on the Board), from and after the Effective Date, enter into, or permit any Subsidiary to enter into, any transaction with any Person or group of related Persons that are not Independent Third Parties (each, an "AFFILIATED PERSON") or with any Person in which any such Affiliated Person owns more than a 25% beneficial interest; PROVIDED that the consent of any Management Investor or the Purchased Equity Director shall not be required with respect to contracts in the ordinary course of business of the Company or its Subsidiaries or contracts that are negotiated on an arm's-length basis and are on terms which are commercially reasonable.

     2B. ACCOUNTING POLICIES. The Company shall not for purposes of calculating or determining whether any management incentive target had been achieved or satisfied, change any accounting policy of the Company in a manner that would adversely affect the calculation of any management incentive target or performance; PROVIDED that the Company may change such accounting policy if, under the supervision of the Board, management incentive targets or bonuses are calculated or using the former accounting policy.

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     2C. AFFIRMATIVE COVENANTS. From and after the Effective Date, the Company covenants to the Management Investors that it shall:

          (i) permit any representatives designated by the Management Investors, upon reasonable notice and during normal business hours and such other times as the Management Investors may reasonably request, to (a) visit and inspect any of the properties of the Company and its Subsidiaries, (b) examine the corporate and financial records of the Company and its Subsidiaries and (c) discuss the affairs, finances and accounts of any such Persons with the directors, officers, key employees and independent accountants of the Company and its Subsidiaries; PROVIDED that the Company shall have the right to have a member of the Board or a representative of the Board present in connection with the exercise of rights by the Management Investors pursuant to this paragraph 2C(i); PROVIDED further that all of the information disclosed to the Management Investors or their representatives pursuant to this paragraph 2C(i) shall be treated as confidential and shall not be disclosed to any third Person (and the Management Investors and their representatives shall, at the request of the Company, execute customary confidentiality agreements in respect thereof, prior to gaining access to any such information);

          (ii) have issued the entire equity interests available for issuance under the Company's Management Equity Plan to members of the management of JSG or other persons recommended by the Company's chief executive officer;

          (iii) allocate all equity interests under the Company's Management Equity Plan not later than 120 days after the Effective Date and only after receiving the recommendation of the Company's chief executive officer as to how such equity interests should be allocated (with it being understood that the Company shall not unreasonably withhold its approval or unnecessarily delay its decision with respect to such recommendations); and

          (iv) reallocate equity interests purchased from departing members of management in the manner determined by the Company's chief executive officer in consultation with the Company's Compensation Committee as to how such equity interests should be reallocated (which consultation may occur after the reallocation has occurred); PROVIDED that notwithstanding this clause (iv), no equity interests may be reallocated to any Management Investor or its successors or assigns without the consent of the Company's Compensation Committee.

     Section 3. DEFINITIONS.

     "AFFILIATE" means, with respect to any Person, any Person controlling, controlled by or under common control with, such Person.

     "FAMILY GROUP" means, with respect to any Person, such Person's spouse, siblings, descendants and siblings' descendants (and any trust solely for the benefit of such Person, his spouse, siblings, descendants and siblings' descendants).

     "5% OWNER" means any Person that owns 5% or more of the Company's Ordinary Shares on a fully-diluted basis.

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     "INDEPENDENT THIRD PARTY" means any Person who, immediately prior to the contemplated transaction, is not a 5% Owner, is not controlling, controlled by or under common control with any 5% Owner and is not the spouse or descendent (by birth or adoption) of any 5% Owner.

     "JSG" means Jefferson Smurfit Group plc, an Irish public limited company.

     "LISTING" means the admission of all or any part of the Ordinary Shares to the Official List of The Irish Stock Exchange Limited or the Official List of the UK Listing Authority, and to trading on the market for listed securities of the London Stock Exchange or to trading on the Alternative Investment Market or the taking effect of any granting of permission to deal in the same on any recognized investment exchange (as that term is used in the Financial Services Act 1986) or the registration of all or any of the Ordinary Shares (or equivalent securities of any Subsidiary or American Depository Receipts with respect to any of the forgoing) on Form F-1, F-2 or F-3 (or any similar long-form or short-form registrations) pursuant to the United States Securities Act of 1933 (as amended) or any similar US federal law, or any similar listing or registration by the Company of the Ordinary Shares on the public stock exchange or securities market in any other jurisdiction.

     "MDCP CO-INVESTOR MAJORITY" means the holders of a majority of the Ordinary Shares held by all MDCP Co-Investors.

     "MDCP CO-INVESTORS" means, collectively, MDCP IV Global Investments LP, MDCP III Global Investments LP, MDSE III Global Investments LP and any Affiliate of the foregoing that owns or holds Ordinary Shares as of the date of determination and "MDCP Co-Investor" means any of the MDCP Co-Investors.

     "ORDINARY SHARES" means the Company's Ordinary Shares, having the rights set forth in the Company's Articles of Association.

     "PERSON" means an individual, a partnership, a limited liability company an unlimited liability company, a company limited by guarantee, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

     "PURCHASED EQUITY HOLDER" means any Person party to the Existing Agreement that has acquired Ordinary Shares on or before the Settlement Date.

     "SALE OF THE COMPANY" means the sale of the Company to an Independent Third Party or affiliated group of Independent Third Parties pursuant to which such party or parties acquire (i) capital stock of the Company possessing the voting power to elect a majority of the Company's board of directors (whether by merger, consolidation or sale or transfer of the Company's capital stock) or
(ii) all or substantially all of the Company's assets determined on a consolidated basis.

     "SETTLEMENT DATE" means the date for settlement of consideration after the date that the Take-Over Offer has become or been declared unconditional in all respects

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     "SUBSIDIARY" means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which
(i) if a corporation, a majority of the total voting power of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control the managing general partner of such limited liability company, partnership, association or other business entity. Reference to any "Subsidiary" of the Company shall be given effect only at such times as the Company has one or more Subsidiaries.

     "TAKE-OVER OFFER" means an offer for the entire issued and to be issued share capital of JSG made by the Company or one of its Subsidiaries.

     Section 4. MISCELLANEOUS.

     4A. REMEDIES. Each of the parties to this Agreement shall be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including reasonable attorneys fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to an court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

     4B. CONSENT TO AMENDMENTS. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of a majority of the Ordinary Shares then held by Investors and their permitted transferees; provided that if any such amendment, modification or waiver would negatively affect (i) any Investor in an adversely discriminatory manner relative to the other Investors voting in favor of such amendment, modification, or waiver, such amendment, modification or waiver shall be effective against any Investor adversely affected only with the written consent of such Investor, (ii) the Management Investors in an adversely discriminatory manner relative to the other Investors, such amendment, modification or waiver shall be effective against any Management Investor adversely affected only with the written consent of such Management Investor or with the written consent of a majority of the Management Investors or (iii) the Minority Investors in an adversely discriminatory manner relative to the MDCP Co-Investors, such amendment, modification or waiver shall be effective against any Minority Investor adversely affected only with the written consent of such Minority Investor or with the written consent of the holders of a majority of the Ordinary Shares held by Minority Investors. In addition, any amendment, modification or waiver of the provisions of

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Section 2 which affects the Management Group (as defined in paragraph 4J) in an adversely discriminatory manner relative to the Investors voting in favor of such amendment, modification, or waiver shall be effective against the Management Group only if such amendment, modification or waiver has been approved by the holders of a majority of the Ordinary Shares held by the Management Group. No other course of dealing between the Company and the holder of any Ordinary Shares or any delay in exercising any rights hereunder or under the Articles of Association shall operate as a waiver of any rights of any such holders.

     4C. SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. The rights and obligations of any MDCP Co-Investor under this Agreement and the agreements contemplated hereby may be assigned by such MDCP Co-Investor at any time, in whole or in part, to any investment fund controlling, controlled by or under common control with such MDCP Co-Investor, or any successor thereto or to any co-investment vehicle for the benefit of all or some of the employees of Madison Dearborn Partners, LLC or any successor thereto. Furthermore, without the consent of any other party hereto, but subject to the limitation on the number of directors set forth in paragraph 1H, each of MDCP IV Global Investments LP and MDCP III Global Investments LP shall be entitled to assign all or any portion of its rights to appoint directors pursuant to paragraph 1B, paragraph 1G or paragraph 1H to any other Person to whom it is transferring or has transferred equity securities of the Company. In the event that the MDCP Co-Investor Majority determines that any amendment to this Agreement is necessary or desirable to effectuate the assignment and the granting of rights to a Person in accordance with the immediately foregoing sentence, each Investor party hereto shall execute and deliver to the Company a counterpart of any amendment that is consistent with the rights that may be assigned by MDCP IV Global Investments LP or MDCP III Global Investments LP pursuant to the immediately foregoing sentence; PROVIDED that in the event that any Investor fails to deliver his or its counterpart to such amendment, such amendment shall nonetheless be effective against such Investor notwithstanding any provision of paragraph 4B that would suggest that the separate consent of such Investor was necessary to effectuate such amendment. In the event that at any time after November 1, 2002, (i) MWJS ceases to be the chairman of the Company or JSG, (ii) GMcG ceases to be the chief executive officer of the Company or JSG, (iii) APJS ceases to be the chief operating officer of the Company or JSG, or (iv) IJC ceases to be the chief financial officer of the Company or JSG, the rights of such person under Section 2 shall automatically, and without further action on the part of any Person hereto, be assigned to such Person's successor with the Company, who shall succeed to all of such Person's rights under Section 2 hereof. Prior to transferring any Ordinary Shares to any co-investor, each of the MDCP Co-Investors shall, as a condition to such transfer, require such co-investor to execute an agreement for the benefit of the Management Investors pursuant to which such co-investor will vote its Ordinary Shares in favor of the appointment of the Management Investors (and to the extent rights have arisen pursuant to paragraph 1I, the Purchased Equity Director) to the Board to the extent required by Section 1 of this Agreement. Notwithstanding anything else to the contrary set forth herein, in no event shall MDCP IV Global Investments LP be entitled to assign all or any portion of its rights pursuant to paragraph 1I without the consent of the Company and each of the Management Investors.

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     4D. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     4E. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

     4F. DESCRIPTIVE HEADINGS; INTERPRETATION. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a Section of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

     4G. GOVERNING LAW; FORUM. The Agreement and the exhibits and schedules hereto shall be governed by and construed in accordance with the laws of Ireland. Any suit or action brought against any Management Investor hereunder should be brought exclusively in the courts of Ireland (it being understood that, except as set forth in this sentence, nothing contained in this paragraph 4G shall limit any party's rights to bring any suit against any party (other than the Management Investors) or with respect to the subject matter hereof in any other jurisdiction).

     4H. NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, one day after being sent to the recipient by reputable express courier service by overnight mail (charges prepaid) or by facsimile. Such notices, demands and other communications shall be sent to the Investors and to the Company at the address indicated below:

          IF TO THE COMPANY:

               MDCP ACQUISITIONS PLC
               c/o Arthur Cox
               Earlsfort Centre
               Earlsfort Terrace
               Dublin 2
               Ireland
               Attention:  James O'Dwyer
               Facsimile:  +353-1-618-0618

          WITH COPIES TO:

               To the MDCP Co-Investors (at the address set forth below)

               AND TO:

               Kirkland & Ellis
               200 East Randolph Drive
               Chicago, IL  60601
               USA
               Attention:  William S. Kirsch, P.C.
               Facsimile:  (312) 861-2200

          IF TO THE MDCP CO-INVESTORS:

               c/o Madison Dearborn Partners, LLC
               Three First National Plaza
               Suite 3800
               Chicago, Illinois 60602
               USA
               Attention:  Samuel M. Mencoff
               Facsimile:  (312) 895-1001

          WITH COPIES TO:

               Kirkland & Ellis
               200 East Randolph Drive
               Chicago, IL  60601
               USA
               Attention:  William S. Kirsch, P.C.
               Facsimile:  (312) 861-2200

          IF TO ANY MANAGEMENT INVESTOR:

               c/o William Fry Solicitors
               Fitzwilton House
               Wilton Place
               Dublin 2
               Ireland
               Attention:  Owen O'Connell
               Facsimile:  +353-1-639-5333

          IF TO ANY OTHER INVESTOR:

               To such Other Investor at the address set forth on the SCHEDULE OF OTHER INVESTORS attached hereto or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

     4I. EFFECTIVENESS. This Agreement shall become effective and binding upon each party upon execution of this Agreement by each of the Company and such party.

     4J. RIGHTS OF MANAGEMENT GROUP. The Management Investors have entered into this Agreement on their own behalf and, for the purposes of Section 2 of this Agreement, on behalf of the participants in the Company's 2002 Management Equity Plan (the "MANAGEMENT GROUP") but the Management Investors shall be entitled in their absolute discretion to exercise (or omit to do so) all powers, authorities and rights granted in Section 2 of this Agreement without recourse to or consultation with the Management Group. No member of the Management Group shall have any claim or right against the Management Investors on account of the manner in which he has exercised or failed to exercise any of the said powers, rights and authorities and each member of the Management Group waives any and all rights which he may hereafter have or acquire as a result of the exercise or manner of exercise or failure to exercise any of the said powers, rights and authorities whether or not in so doing the Management Investors have acted recklessly or negligently. In no event shall any member of the Management Group (other than the Management Investors) have any right themselves to bring an action or suit against the Company, any MDCP Co-Investor or any other Person for breach of this Agreement.

     4K. TERMINATION. Other than paragraph 1I (which shall terminate upon the earlier of the date that the Minimum Investment Condition is no longer satisfied and a Sale of the Company), the provisions of this Agreement shall terminate automatically upon the earlier of (i) a Listing and (ii) a Sale of the Company.

                                     * * * *

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                                         MDCP ACQUISITIONS PLC


                                         By:        /s/ SAMUEL M. MENCOFF
                                                  ------------------------------
                                         Its:
                                                  ------------------------------


                                         MDCP IV GLOBAL INVESTMENTS LP

                                         By:   MDP IV Global GP, LP
                                         Its:  General Partner

                                         By:   MDP Global Investors Limited
                                         Its:  General Partner

                                         By:        /s/ SAMUEL M. MENCOFF
                                                  ------------------------------
                                         Its:
                                                  ------------------------------


                                         MDCP III GLOBAL INVESTMENTS LP

                                         By:   MDP III Global GP, LP
                                         Its:  General Partner

                                         By:   MDP Global Investors Limited
                                         Its:  General Partner

                                         By:        /s/ SAMUEL M. MENCOFF
                                                  ------------------------------
                                         Its:
                                                  ------------------------------

                                         MDSE III GLOBAL INVESTMENTS LP

                                         By:   MDP III Global GP, LP
                                         Its:  General Partner

                                         By:   MDP Global Investors Limited
                                         Its:  General Partner

                                         By:        /s/ SAMUEL M. MENCOFF
                                                  ------------------------------
                                         Its:
                                                  ------------------------------

                                         /s/ DR. MICHAEL W.J. SMURFIT
                                         ---------------------------------------
                                         Dr. Michael W.J. Smurfit


                                         /s/ GARY McGANN
                                         ---------------------------------------
                                         Gary McGann


                                         /s/ ANTHONY P.J. SMURFIT
                                         ---------------------------------------
                                         Anthony P.J. Smurfit


                                         /s/ IAN J. CURLEY
                                         ---------------------------------------
                                         Ian J. Curley




               [SIGNATURE PAGE TO CORPORATE GOVERNANCE AGREEMENT]

                                         DBCP EUROPE GP (JERSEY) LIMITED


                                         By: /s/ DIARMUID CUMMINS
                                            ------------------------------------
                                            Name:  Diarmuid Cummins
                                            Title: Attorney in fact




               SIGNATURE PAGE TO CORPORATE GOVERNANCE AGREEMENT

                                     J.P. MORGAN PARTNERS GLOBAL INVESTORS, L.P.

                                     By:  JPMP GLOBAL INVESTORS, L.P.,
                                          its general partner

                                     By:  JPMP CAPITAL CORP.,
                                          its general partner

                                     By:  /s/ [ILLEGIBLE]
                                          ------------------------------------
                                          Name:
                                          Title:


                                     J.P. MORGAN PARTNERS GLOBAL INVESTORS
                                     (CAYMAN), L.P.

                                     By:  JPMP GLOBAL INVESTORS, L.P.,
                                          a general partner

                                     By:  JPMP CAPITAL CORP.,
                                          its general partner

                                     By:  /s/ [ILLEGIBLE]
                                          ------------------------------------
                                          Name:
                                          Title:


                                     J.P. MORGAN PARTNERS GLOBAL
                                     INVESTORS A, L.P.

                                     By:  JPMP GLOBAL INVESTORS, L.P.,
                                          its general partner

                                     By:  JPMP CAPITAL CORP.,
                                          its general partner

                                     By:  /s/ [ILLEGIBLE]
                                          ------------------------------------
                                          Name:
                                          Title:


               SIGNATURE PAGE TO CORPORATE GOVERNANCE AGREEMENT

                                     J.P. MORGAN PARTNERS GLOBAL INVESTORS
                                     (CAYMAN)II, L.P.

                                     By:  JPMP GLOBAL INVESTORS, L.P.,
                                          a general partner

                                     By:  JPMP CAPITAL CORP.,
                                          its general partner

                                     By:  /s/ [ILLEGIBLE]
                                          ------------------------------------
                                          Name:
                                          Title:


                                     J.P. MORGAN PARTNERS (BHCA), L.P.

                                     By:  JPMP MASTER FUND MANAGER, L.P.,
                                          its general partner

                                     By:  JPMP CAPITAL CORP.,
                                          its general partner

                                     By:  /s/ [ILLEGIBLE]
                                          ------------------------------------
                                          Name:
                                          Title:


               SIGNATURE PAGE TO CORPORATE GOVERNANCE AGREEMENT

                                       ARTHUR STREET PORTFOLIO, L.P.

                                       By:  MLIM DivPEP I, LLC,
                                            its general partner

                                       By:  MLIM Private Equity, L.P.,
                                            its managing member

                                       By:  Portfolio Administration &
                                            Management Ltd.,
                                            its general partner

                                       By:  /s/ FRANK M. MACLOCE
                                            ----------------------------------
                                            Name:  Frank M. Macloce
                                            Title: Vice President


                                       ARTHUR STREET FUND, L.P.

                                       By:  MLIM DivPEP I, LLC,
                                            its general partner

                                       By:  MLIM Private Equity, L.P.,
                                            its managing member

                                       By:  Portfolio Administration &
                                            Management Ltd.,
                                            its general partner

                                       By:  /s/ FRANK M. MACLOCE
                                            ----------------------------------
                                            Name:  Frank M. Macloce
                                            Title: Vice President


                                       VESEY STREET PORTFOLIO, L.P.

                                       By:  MLIM DivPEP I, LLC,
                                            its general partner

                                       By:  MLIM Private Equity, L.P.,
                                            its managing member

                                       By:  Portfolio Administration &
                                            Management Ltd.,
                                            its general partner

                                       By:  /s/ FRANK M. MACLOCE
                                            ----------------------------------
                                            Name:  Frank M. Macloce
                                            Title: Vice President


               SIGNATURE PAGE TO CORPORATE GOVERNANCE AGREEMENT

                                       VESEY STREET FUND, L.P.

                                       By:  MLIM DivPEP I, LLC,
                                            its general partner

                                       By:  MLIM Private Equity, L.P.,
                                            its managing member

                                       By:  Portfolio Administration &
                                            Management Ltd.,
                                            its general partner

                                       By:  /s/ FRANK M. MACLOCE
                                            ----------------------------------
                                            Name:  Frank M. Macloce
                                            Title: Vice President


                                       PASSAGE PORTFOLIO, L.P.

                                       By:  MLIM DivPEP I, LLC,
                                            its general partner

                                       By:  MLIM Private Equity, L.P.,
                                            its managing member

                                       By:  Portfolio Administration &
                                            Management Ltd.,
                                            its general partner

                                       By:  /s/ FRANK M. MACLOCE
                                            ----------------------------------
                                            Name:  Frank M. Macloce
                                            Title: Vice President


               SIGNATURE PAGE TO CORPORATE GOVERNANCE AGREEMENT

                                       SPECIAL CO-INVEST I

                                       By:  /s/ WILLIAM S. KIRSCH
                                            ----------------------------------
                                       Its:
                                            ----------------------------------


               SIGNATURE PAGE TO CORPORATE GOVERNANCE AGREEMENT

                                       SCHWERIN COMPANY, L.L.C.

                                       By:  /s/ [ILLEGIBLE]
                                            ----------------------------------
                                       Its:  Member-Manager
                                            ----------------------------------


               SIGNATURE PAGE TO CORPORATE GOVERNANCE AGREEMENT

                                             /s/ PAUL J. MAGNELL
                                            ----------------------------------
                                             Paul J. Magnell


               SIGNATURE PAGE TO CORPORATE GOVERNANCE AGREEMENT

                                       NORTHWESTERN UNIVERSITY

                                       By:  /s/ WILLIAM H. McLEAN
                                            ----------------------------------
                                            William H. McLean

                                       Its:  Vice President & Chief Investment
                                             Officer
                                            ----------------------------------


               SIGNATURE PAGE TO CORPORATE GOVERNANCE AGREEMENT

                                       RANDOLPH STREET PARTNERS V

                                       By:  /s/ WILLIAM S. KIRSCH
                                            ----------------------------------
                                            William S. Kirsch

                                       Its:  Managing Partner
                                            ----------------------------------


               SIGNATURE PAGE TO CORPORATE GOVERNANCE AGREEMENT

                           SCHEDULE OF OTHER INVESTORS


DBCP Europe GP (Jersey) Limited
PO Box 87,
22 Grenville Street,
St. Helier,
Jersey JE4 8PX

J.P. Morgan Partners Global Investors, L.P.
Equity Investments
60 Wall Street
New York, NY  10260

J.P. Morgan Partners Investors (Cayman), L.P.
Equity Investments
60 Wall Street
New York, NY  10260

J.P. Morgan Partners Global Investors A, L.P.
Equity Investments
60 Wall Street
New York, NY  10260

J.P. Morgan Partners Global Investors
   (Cayman) II, L.P.
Equity Investments
60 Wall Street
New York, NY  10260

J.P. Morgan Partners (BHCA), L.P.
Equity Investments
60 Wall Street
New York, NY  10260

Arthur Street Portfolio, L.P.
800 Scudders Mill Road
Plainsboro, NJ  08536

Arthur Street Fund, L.P.
800 Scudders Mill Road
Plainsboro, NJ  08536

Vesey Street Portfolio, L.P.
800 Scudders Mill Road
Plainsboro, NJ  08536

Vesey Street Fund, L.P.
800 Scudders Mill Road
Plainsboro, NJ  08536

Passage Portfolio, L.P.
800 Scudders Mill Road
Plainsboro, NJ  08536

Special Co-Invest I
Three First National Plaza
Suite 3800
Chicago, IL  60602

Schwerin Company, L.L.C.
P.O. Box 608
1 Bayview Avenue
Oyster Bay, NY  11771

Paul J. Magnell
11076 Shippey Lane
Rapid City, MI  49676

Northwestern University
Investment Office
633 Clark Street
Evanston, IL  60208

Randolph Street Partners V
200 East Randolph Drive
Chicago, IL  60601